SUPPLEMENT TO

CALVERT VARIABLE SERIES, INC.
Ameritas Small Company Equity Portfolio
Statement of Additional Information dated April 30, 2009

Date of Supplement: August 21, 2009

Effective as of September 1, 2009, Calvert Asset Management Company, Inc. ("Calvert") is responsible for the day-to-day management of the Ameritas Small Company Equity Portfolio ("Portfolio"). This change was approved by both the Board of Directors of Calvert Variable Series, Inc. (the "Board"), and the independent Directors, in separate votes, at a special meeting of the Board held on August 6, 2009. An Information Statement detailing the management change has been provided to shareholders.

Accordingly, as of September 1, 2009, all references to OFI Institutional Asset Management, Inc. in the Statement of Additional Information ("SAI") are not applicable, and all references to the "Subadvisor" of the Portfolio are replaced with references to the "Advisor". Specifically, as of September 1, 2009, the following revisions to the SAI are effective:

  Under "Investment Advisor and Subadvisors" on page 26, in the chart in the third paragraph delete the line that reads "Small Company Equity    1.12%" and insert a new fourth paragraph that reads as follows:

  "For the Small Company Equity Portfolio, for as long as Calvert is the Portfolio's sole investment advisor, the Advisor receives monthly advisory fees equal to 0.92% of the Portfolio's average daily net assets ("Portfolio Assets") up to $50 million, 0.82% on the next $50 million in Portfolio Assets and 0.67% on Portfolio Assets in excess of $100 million.

  Under "Portfolio Manager Disclosure -- Other Accounts Managed by Portfolio Managers of the Portfolios -- Small Company Equity" on page 32, delete the chart relating to OFII and insert the following chart:

Calvert:
Natalie A. Trunow
Accounts Managed other than Small Company Equity as of August 19, 2009	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Other Accounts Managed	6	5	7
Total Assets in Other Accounts Managed	$958,058,942	$64,687,382	$24,027,018
Number of Other Accounts in which Advisory Fee is Based on Account's Performance	0	0	0
Total Assets in Other Accounts in which Advisory Fee is Based on Account's Performance	$0	$0	$0

  Under "Portfolio Manager Disclosure -- Potential Conflicts of Interest in Managing a Portfolio and Other Accounts -- Small Company Equity" on page 35, delete the text relating to OFII and insert the following text:

Calvert:
Natalie A. Trunow

When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The portfolio management team members are aware of and abide by the Advisor's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategy but with different fee structures is periodically examined by the Advisor to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

  Under "Portfolio Manager Disclosure -- Compensation of Portfolio Managers of the Portfolios -- Small Company Equity" on page 39, delete the chart relating to OFII and insert the following chart:

Calvert:
Natalie A. Trunow
Compensation with Respect to Management of Small Company Equity and Other Accounts as of August 19, 2009
Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary (cash)	Calvert	Fixed annually. Based on experience and responsibilities. Competitive with industry peers / standards.
Bonus (cash)	Calvert

Paid annually. Based on quantitative formula linked to long- and short-term corporate financial performance (i.e., net earnings) of Calvert Group, Ltd., parent of the Advisor, long- and short-term performance of Portfolios overseen, relative to Portfolio benchmarks, and growth in Portfolio assets. Also based on qualitative factors, such as the ability to work well with other members of the investment team.

Deferred Compensation	None	N/A
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

  Under "Portfolio Manager Disclosure -- Securities Ownership of Portfolio Managers of the Portfolios" on pages 39-40, delete the information relating to OFII in the last row of the chart and replace it with the following information (column headings are included here for ease of reference):

Portfolio	Firm	Name of Portfolio Manager	Portfolio Ownership
Small Company Equity	Calvert	Natalie A. Trunow	None